UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 23, 2017

(Date of earliest event reported)

METROSPACES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-186559	90-0817201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

888 Brickell Key Dr., Unit 1102 Miami, FL		33131
(Address of principal executive offices)		(Zip Code)

(305) 600-0407

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On October 23, 2017, Metrospaces, Inc’s. (the “Company”) board of directors adopted resolutions under which, until December 18th, 2018, the Company would not adopt, among other things, an amendment to its certificate of incorporation effecting or permitting a reverse split of the Company’s common stock.

Item 9.01        Financial Statements and Exhibits

99.1	Unanimous Written Consent of the Board of Directors of Metrospaces, Inc. , dated October 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROSPACES, INC.

By: /s/ Oscar Brito

Oscar Brito

President

Dated: February 23, 2018